UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2025

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated into this Item 3.03 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the AMC Entertainment Holdings, Inc. (the “Company”) 2025 Annual Meeting of Stockholders (the “Annual Meeting”) held on December 10, 2025, the Company’s stockholders approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the total number of authorized shares of the Company’s Class A common stock (“Common Stock”) from 550,000,000 to 1,100,000,000 shares of Common stock (the “Share Increase”).  The Company also amended the Certificate of Incorporation to remove references to Class B common stock, which was previously retired, and references to prior reclassifications, conversions and splits of common stock. The Fourth Amended and Restated Certificate of Incorporation (the “Fourth A&R Certificate”), which reflects the amendments described above, was filed with the Secretary of State of Delaware on December 10, 2025.

The foregoing summary of the Fourth A&R Certificate does not purport to be complete and is qualified in its entirety by reference to the Fourth A&R Certificate, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A total of 301,333,212 out of 512,943,561 eligible shares of Common Stock were present in person or represented by proxy at the Annual Meeting.  For non-routine matters, 184,271,713 shares of Common Stock participated after excluding broker non-votes.  For the non-routine matters of amending the Certificate of Incorporation (other than for the Share Increase), which required approval of a majority of the Company’s outstanding shares of Common Stock, broker non-votes and abstentions had the same effect as a vote against the proposal.  For the routine matters of ratifying appointment of the Company’s independent registered public accounting firm and adjournment of the Annual Meeting, and the non-routine matters of electing directors, amending the Certificate of Incorporation for the Share Increase, and approving executive compensation on an advisory basis, broker non-votes and abstentions had no effect on the outcome as they were not considered votes cast.

For purposes of this report, all share counts are rounded to the nearest whole number and all percentages are rounded to the nearest tenth of a percent.  Reported percentages of votes cast exclude abstentions and broker non-votes.

The matters submitted to stockholders at the Annual Meeting and the voting results were as follows:

Proposal 1: Amendment of the Certificate of Incorporation to declassify the Board of Directors, shorten all existing terms to expire at the Annual Meeting, and remove restrictions on the number of directors

Stockholders failed to approve the amendment of the Certificate of Incorporation to declassify the board of directors of the Company, shorten all existing terms to expire at the Annual Meeting, and remove restrictions on the number of directors.  While over 90% of votes cast supported the amendment, the proposal required a majority of the shares outstanding for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	164,635,064	90.3%	32.1%
Against	17,700,143	9.7%	3.5%
Abstain	1,936,506		0.4%
Broker Non-Votes	117,061,500		22.8%

Proposal 2(b): Election of Directors

Because Stockholders failed to approve Proposal 1, Proposal 2(a) was not presented to the Stockholders.

Stockholders elected all Class II director nominees to hold office for terms expiring at the Company’s 2028 annual meeting of stockholders.  Nominees required a plurality of the votes cast for election.

Adam Aron

	Shares	% Votes Cast	% Shares Outstanding
For	152,332,577	82.7%	29.7%
Withheld	31,939,136	17.3%	6.2%
Broker Non-Votes	117,061,500		22.8%

Howard “Hawk” Koch, Jr.

	Shares	% Votes Cast	% Shares Outstanding
For	143,370,341	77.8%	28.0%
Withheld	40,901,372	22.2%	8.0%
Broker Non-Votes	117,061,500		22.8%

Dr. Anthony Saich

	Shares	% Votes Cast	% Shares Outstanding
For	132,068,636	71.7%	25.8%
Withheld	52,203,076	28.3%	10.2%
Broker Non-Votes	117,061,500		22.8%

Proposal 3: Amendment of the Certificate of Incorporation to eliminate the prohibition against Stockholders acting by written consent

Stockholders failed to approve the amendment of the Certificate of Incorporation to eliminate the prohibition against stockholders acting by written consent.  While over 90% of votes cast supported the amendment, the proposal required a majority of the shares outstanding for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	164,706,751	90.3%	32.1%
Against	17,605,736	9.7%	3.4%
Abstain	1,959,224		0.4%
Broker Non-Votes	117,061,500		22.8%

Proposal 4: Amendment of the Certificate of Incorporation to remove the limitation on Stockholders’ ability to call special meetings

Stockholders failed to approve the amendment of the Certificate of Incorporation to remove the limitation on stockholders’ ability to call special meetings.  While over 90% of votes cast supported the amendment, the proposal required a majority of the shares outstanding for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	165,825,317	90.7%	32.3%
Against	16,976,025	9.3%	3.3%
Abstain	1,470,370		0.3%
Broker Non-Votes	117,061,500		22.8%

Proposal 5: Amendment of the Certificate of Incorporation for the Share Increase

Stockholders approved the amendment of the Certificate of Incorporation for the Share Increase.  The proposal required a majority of the votes cast for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	157,198,086	85.6%	30.7%
Against	26,359,842	14.4%	5.1%
Abstain	713,785		0.1%
Broker Non-Votes	117,061,500		22.8%

Proposal 6: Ratification of the Appointment of the Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.  The proposal required a majority of the votes cast for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	268,400,872	90.9%	52.3%
Against	26,913,506	9.1%	5.3%
Abstain	6,018,834		1.2%
Broker Non-Votes	0		0.0%

Proposal 7: Non-Binding Advisory Vote on Executive Compensation

Stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers.  The proposal required a majority of the votes cast for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	96,387,442	52.8%	18.8%
Against	86,255,554	47.2%	16.8%
Abstain	1,628,716		0.3%
Broker Non-Votes	117,061,500		22.8%

Proposal 8: Approval of the Adjournment of the Annual Meeting

Stockholders approved the adjournment of the Annual Meeting.  However, adjournment of the Annual Meeting was deemed not necessary.  The proposal required a majority of the votes cast for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	206,108,034	69.2%	40.2%
Against	91,852,901	30.8%	17.9%
Abstain	3,372,277		0.7%
Broker Non-Votes	0		0.0%

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
3.1*	Fourth Amended and Restated Certificate of Incorporation of AMC Entertainment Holdings, Inc., dated as of December 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: December 11, 2025	By:	/s/ Edwin F. Gladbach
	Name:	Edwin F. Gladbach
	Title:	Senior Vice President, General Counsel and Secretary